Benefit Plans (Notes)	3 Months Ended
Mar. 31, 2012
Benefit Plans [Abstract]
Benefit Plans
BENEFIT PLANS

Employees supporting our operations participate in the benefit plans and the employee thrift plan of Tesoro. The Predecessors were allocated expenses for costs associated with the benefit plans primarily based on the percentage of the Predecessors' allocated salaries compared to Tesoro's total salaries. Tesoro, subsequent to the Initial Offering, allocates expense for costs associated with the benefit plans based on the salaries of TLGP employees that provide services to TLLP as a percentage of total Tesoro salaries. These employee benefit plan expenses and the related payroll costs are included in operating expenses and general and administrative expenses and include amounts allocated to the Predecessors. Our portion of our Sponsor's employee benefit plan expenses were $0.7 million and $0.3 million for the three months ended March 31, 2012 and 2011, respectively.